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                                                   Filed pursuant to Rule 497(e)
                                                 Registration File No. 333-66807

                                  E*TRADE FUNDS

                 E*TRADE California Municipal Money Market Fund
                      E*TRADE Government Money Market Fund
                            E*TRADE Money Market Fund
                       E*TRADE Municipal Money Market Fund
                  E*TRADE New York Municipal Money Market Fund
                               (each a "Fund(s)")

        Supplement dated May 31, 2003 to the Prospectus and Statement of
              Additional Information ("SAI") dated August 13, 2002

This supplement updates certain information in the Funds' above-dated Prospectus and SAI.

1. All shares held by current shareholders of the Funds that were selected as the "sweep option" will be renamed "Sweep Class" shares. Current shareholders will not be affected in any other manner.

2. On May 1, 2003, the Municipal Money Market Fund began offering a new "Premier Class" of shares to investors with different fees, expenses and services. Shares of the Premier Class are offered through another prospectus.

3. On page 3, under the heading "Risk/Return Summary, the following text is added to the end of the fourth sentence in the paragraph, which currently states: "[T]he investment objectives of each Fund are non-fundamental and, although there is no current intention to do so, may be changed without shareholder approval.":

        , upon 60 days' written notice of such change being provided to shareholders of the California Municipal Money Market Fund, Government Money Market Fund, Municipal Money Market Fund, and New York Municipal Money Market Fund, respectively.

4. The Municipal Money Market Fund is permitted to invest in securities that would be subject to the alternate minimum tax ("AMT"). Accordingly, on page 5 of the Prospectus, the second sentence under the heading "Principal Investment Strategies -- Municipal Money Market Fund" is hereby deleted. Also, on page 15 of the Prospectus, the fifth (or last) sentence under the heading "Taxable Income Possible" is hereby deleted. Both sentences stated that the Municipal Money Market Fund "currently does not intend to invest in securities that are subject to AMT." These changes, however, are not expected to affect the Fund's principal investment strategies.


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5.      E*TRADE Asset Management, Inc. ("ETAM"), the Funds' investment adviser, has determined that it may terminate its voluntary expense limitation arrangement for the California Municipal Money Market Fund and the Municipal Money Market Fund under which ETAM agreed to limit each Fund's total operating expenses so that each Fund's net expenses would not exceed the annual rate of 0.85% for the California Money Market Fund and 0.94% for the Municipal Money Market Fund. The net expenses, for each of those Funds will remain subject to the Funds' contractual Expense Limitation Agreement with ETAM so that the expense ratio for each of those Funds will not exceed the annual rate of 0.95% for the California Money Market Fund and 1.05% for the Municipal Money Market Fund.

Accordingly, the fourth footnote (****) below the Fees and Expenses table on page 7 of the Prospectus and the corresponding text in the SAI under the heading "Investment Advisory and Other Services -- Voluntary Waiver" are revised to delete the references to those two Funds and to state:

        ETAM also has voluntarily agreed to limit the Total Annual Operating Expenses for the Money Market Fund, Government Money Market Fund and New York Municipal Money Market Fund so that each Fund's Net Expenses will not exceed the following annual rates: 1.05% for the Money Market Fund and the Government Money Market Fund, respectively, and 0.90% for the New York Municipal Money Market Fund. ETAM may terminate this arrangement at any time.

6. On or about June 23, 2003, the Money Market Fund expects to begin offering a new "Institutional Class" of shares to investors with different fees, expenses, investment minimums and services. Shares of the Institutional Class will be offered through another Prospectus.

7. The Money Market Fund, consistent with its investment objectives and restrictions, may seek and receive a money market fund rating from certain nationally recognized rating services (NRSROs). An NRSRO rating represents the NRSRO's assessment of the relative degree of investment safety of principal invested in the money market fund based on the NRSRO's evaluation of a variety of factors, including, among others, the fund's investment adviser and its management philosophy, the fund's operating policies and procedures, and the quality and credit risk of the fund's portfolio holdings, including the types and diversity of portfolio investments.


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        To obtain a rating from an NRSRO, the Money Market Fund may be required to implement additional investment restrictions, including stricter limitations on credit quality and maturities than are currently followed by the Money Market Fund or by other money market funds. These additional restrictions could affect the Money Market Fund's performance. In addition, if the NRSRO changes or adds other requirements or criteria, the Money Market Fund may be required to adopt additional strategies or policies to maintain the rating. An NRSRO rating is subject to change and neither insures nor guarantees that the Money Market Fund will meets its investment objective. If an NRSRO rating is obtained, the Money Market Fund may use the information in advertising or reports to shareholders or prospective investors. Additional information, including the Fund's rating, will be made available when the Money Market Fund receives such a rating.

8. On page 18 of the Prospectus, under the heading "Pricing of Fund Shares," the first sentence of third paragraph is replaced with the following text:

               The NAV for each Fund (except the Money Market Fund) is determined as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern time), each day the NYSE is open. The NAV for the Money Market Fund is generally determined at 5:00 p.m., Eastern time, each day the NYSE is open.

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                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                       THE PROSPECTUS FOR FUTURE REFERENCE